Prospectus Supplement -- April 1, 2002*

AXP(R) Growth Fund (September 28, 2001) S-6455-99 V (9/01)


The "Investment Manager" section is revised as follows:

The following paragraph replaces the paragraphs on Lisa Costa and Scott
Mullinix:

Nick Thakore, manager of the Fund since April 2002, joined AEFC in February 2002. He also serves as portfolio manager for AXP VP - Growth Fund. Prior to joining AEFC, he worked as an analyst and portfolio manager at Fidelity Investments where he managed the Fidelity Fund and was a member of the team that managed several other funds. Nick holds a BA degree from University of Michigan and an MBA degree from Wharton School at University of Pennsylvania.


S-6455-22 A  (4/02)
* Valid until next prospectus date
Destroy Sept. 30, 2002